UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 21, 2010

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5555 N. E. Moore Court
Hillsboro, Oregon 97124-6421
(Address of principal executive offices, including zip code)
(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Lattice Semiconductor Corporation (the "Company") issued a press release announcing that its Board of Directors has authorized a share repurchase program of up to $20.0 million of the Company's common stock over the next 12 months. In connection with the new stock repurchase program, the Company intends to enter into a 10b5-1 plan, which will allow for repurchases of up to $20.0 million.  How much common stock, if any, will be repurchased will depend on market conditions, including the price of the common stock.

See the press release attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 21, 2010 (furnished herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: October 21, 2010	By:	/s/ Byron W. Milstead
Byron W. Milstead Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.    Description
99.1    Press Release dated October 21, 2010 (furnished herewith)

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